SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 26, 2003

JACOBS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-88242	34-1959351
(Commission File Number)	(I.R.S. Employer Identification No.)

240 Main Street

Black Hawk, Colorado 80422

(Address of principal executive offices)

(303) 582-1117

(Registrant’s telephone number, including area code)

ITEM 9.     REGULATION FD DISCLOSURE

On March 26, 2003, the registrant held a conference call open to holders of its 11-7/8% Senior Secured Notes and other interested parties to discuss its results of operations for the year ended December 31, 2002 and other business matters. Beginning Wednesday, March 26, 2003 at 3:00 p.m. ET, the call will be available for replay until 1:00 a.m. ET, Thursday, April 3, 2003. To access the replay, dial 888-203-1112 or 719-457-0820 and reference the confirmation code #495031.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.

Date: March 26, 2003	By:	/s/ Stephen R. Roark
Stephen R. Roark
Chief Financial Officer

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